SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 1, 2004

ENVIRONMENTAL POWER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-15472	75-3117389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Cate Street, Fourth Floor, Portsmouth, New Hampshire 03801

(Address of principal executive offices, including zip code)

(603) 431-1780

(Registrant’s telephone number, including area code)

NONE

(Former name or former address, if changed since last report)

EXPLANATORY NOTE

The purpose of this Current Report on Form 8-K/A is to amend the Current Report on Form 8-K of Environmental Power Corporation (the “Registrant”) dated June 1, 2004, by amending and restating Item 4 thereof in its entirety to clarify that Deloitte & Touche LLP resigned as the Registrant’s principal independent accountants.

ITEM 4.	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On June 7, 2004, Environmental Power Corporation (the “Registrant”) engaged Vitale, Caturano & Company PC (“Vitale, Caturano”) as its principal independent accountants. The Registrant has not consulted Vitale, Caturano with regard to the application of accounting principles to any transaction, the type of audit opinion that might be rendered on the Registrant’s financial statements or any disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K) during the fiscal years ended December 31, 2002 and December 31, 2003 or the subsequent interim period.

On June 1, 2004, Deloitte & Touche LLP, principal independent accountants to the Registrant (“Deloitte & Touche”), resigned as the Registrant’s principal independent accountants and sent the Registrant a letter confirming that the client-auditor relationship between the Registrant and Deloitte & Touche had ceased. Deloitte & Touche will continue to provide the Registrant with federal, state and local tax advice and related services.

Deloitte & Touche’s reports on the Registrant’s financial statements for the fiscal years ended December 31, 2002 and December 31, 2003 did not contain either an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

At no time during the fiscal years ended December 31, 2002 and December 31, 2003 or the subsequent interim period through June 1, 2004 were there any disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K) between the Registrant and Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure or reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

ITEM 7.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) The following Exhibits are filed as part of this report:

EXHIBIT NO.	DESCRIPTION

16.1*	Letter from Deloitte & Touche LLP to the Securities and Exchange Commission pursuant to Item 304(a)(3) of Regulation S-K

16.2**	Updated Letter from Deloitte & Touche LLP to the Securities and Exchange Commission pursuant to Item 304(a)(3) of Regulation S-K

99.1***	Press Release, dated June 7, 2004

*	Previously filed as Exhibit 99.1 to the Registrant’s Current Report on Form 8-K dated June 1, 2004.
**	Filed herewith.
***	Previously filed as Exhibit 99.2 to the Registrant’s Current Report on Form 8-K dated June 1, 2004.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVIRONMENTAL POWER CORPORATION

By:	/s/ R. Jeffrey Macartney
R. Jeffrey Macartney
Chief Financial Officer

Dated: June 15, 2004

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

16.1*	Letter from Deloitte & Touche LLP to the Securities and Exchange Commission pursuant to Item 304(a)(3) of Regulation S-K, dated June 7, 2004

16.2**	Updated Letter from Deloitte & Touche LLP to the Securities and Exchange Commission pursuant to Item 304(a)(3) of Regulation S-K, dated June 11, 2004

99.1***	Press Release, dated June 7, 2004

*	Previously filed as Exhibit 99.1 to the Registrant’s Current Report on Form 8-K dated June 1, 2004.
**	Filed herewith.
***	Previously filed as Exhibit 99.2 to the Registrant’s Current Report on Form 8-K dated June 1, 2004.